Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Matthew S. Schissler, Chief Executive Officer of Cord Blood America, Inc. (the “Company”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 hereby certify, to the best of my knowledge, in connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission (the “Report”) on the date hereof, that:

•	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CORD BLOOD AMERICA, INC.

Date: March 16, 2008

/s/ Matthew L. Schissler
Matthew L. Schissler
Chairman and Chief Executive Officer (Principal Executive Officer and Principal Financial and Accounting Officer)